UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      November 3, 2005 (November 3, 2005)
                -------------------------------------------------
                Date of report (Date of earliest event reported):


                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                     01-13031                62-1674303
----------------------------         -------------          --------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

           111 Westwood Place, Suite 200
                Brentwood, Tennessee                            37027
    -------------------------------------------             -------------
      (Address of Principal Executive Offices)                (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

         On November 3, 2005, American Retirement Corporation issued a press release announcing its third quarter 2005 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

         Supplemental information relating to American Retirement Corporation's third quarter 2005 results is furnished herewith as Exhibit 99.2.

Item 7.01.  Regulation FD Disclosure

         On November 3, 2005, American Retirement Corporation issued a press release announcing its third quarter 2005 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

         Supplemental information relating to American Retirement Corporation's third quarter 2005 results is furnished herewith as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

   (d)  Exhibits.

             99.1    Press Release dated November 3, 2005

             99.2    Supplemental Information



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AMERICAN RETIREMENT CORPORATION


                                      By: /s/ Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

Date:  November 3, 2005


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



                                  EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

 99.1               Press Release dated November 3, 2005

 99.2               Supplemental Information



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